Exhibit 10.2
AMENDMENT NO. 2 TO GUARANTEE AGREEMENT
AMENDMENT NO. 2 TO GUARANTEE AGREEMENT, dated as of August 12, 2026 (this “Amendment”), between LUMENT FINANCE TRUST, INC., a Maryland corporation (the “Guarantor”) and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (the “Buyer”) and agreed and acknowledged by LCMT WAREHOUSE, LLC, a Delaware limited liability company (the “Seller”) solely with respect to Sections 2 and 4. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Guarantee Agreement (as defined below).
RECITALS
WHEREAS, the Guarantor and Buyer are parties to that certain Guarantee Agreement, dated as of November 3, 2025 (as amended through and including that Amendment No. 1 to Guarantee Agreement, dated as of May 14, 2026, and as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Guarantee”);
WHEREAS, the Seller and Buyer are parties to that certain Master Repurchase Agreement, dated as of November 3, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”); and
WHEREAS, the Guarantor and Buyer have agreed, subject to the terms and conditions hereof, that the Guarantee shall be amended as set forth in this Amendment.
NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor, Seller and Buyer each agree as follows:
SECTION 1.    Amendment to Guarantee. Section 9(d) of the Guarantee is hereby amended and restated in its entirety as follows:

(d) from and after the calendar quarter ending on June 30, 2026, Guarantor shall not permit the ratio of (x) the sum of Adjusted EBITDA for Guarantor and its Consolidated Subsidiaries to (y) its Interest Expense related to Indebtedness of the Guarantor and its Consolidated Subsidiaries, (in each case determined without duplication: (A) for the calendar quarter ending on June 30, 2026, on a trailing two (2) calendar quarter basis (i.e., from January 1, 2026); (B) for the calendar quarter ending on September 30, 2026, on a trailing three (3) calendar quarter basis (i.e., from January 1, 2026); and (C) for the calendar quarter ending on December 31, 2026 and every calendar quarter thereafter, on a trailing four (4) calendar quarter basis), to be less than the applicable ratio set forth below for the calendar quarter then ending:
(i) for the calendar quarter ending June 30, 2026, 1.15 to 1.00;
(ii) for the calendar quarter ending September 30, 2026, 1.00 to 1.00;
(iii) for the calendar quarter ending December 31, 2026, 1.10 to 1.00;
(iv) for the calendar quarter ending March 31, 2027, 1.20 to 1.00; and
(v) for each calendar quarter ending on or after June 30, 2027, 1.40 to 1.00.
SECTION 2.    Conditions Precedent; Effective Date. This Amendment shall become effective upon a counterpart of this Amendment being duly executed and delivered by a duly authorized officer of each of the Guarantor, Seller and Buyer.

SECTION 3.    Seller’s and Guarantor’s Representations and Warranties. (a) On and as of the date first above written, each of the Seller and Guarantor hereby represents and warrants to the Buyer that (i) such party has taken all necessary action to authorize the execution, delivery and performance of this Amendment and (ii) this Amendment has been duly executed and delivered by or on behalf of such party and constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms subject to applicable bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles.
(b) By executing this Amendment, each of Guarantor and Seller represents and warrants that, as of the date of this Amendment: (i) each of the representations and warranties made by Seller pursuant to the Repurchase Agreement and made by Guarantor pursuant to the Guarantee, respectively, are true and correct in all material respects as if made on and as of the date of this Amendment; (ii) Guarantor has performed in all material respects all agreements and satisfied all conditions that the Guarantee requires to be performed or satisfied by Guarantor and Seller has performed in all material respects all agreements and satisfied all conditions that the Repurchase Agreement requires to be performed or satisfied by Seller; (iii) no Event of Default or to the Knowledge of each of Seller and Guarantor, no Default, has occurred and is continuing; and (iv) neither of Guarantor nor Seller has any, and Guarantor and Seller each hereby waives, all defenses, rights of setoff, claims, counterclaims or causes of action of any kind or description against Buyer arising under or in respect of the Guarantee, the Repurchase Agreement or any other Transaction Document.
SECTION 4.    Limited Effect. Except as expressly amended and modified by this Amendment, the Guarantee shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the effective date hereof, all references in the Guarantee to the “Transaction Documents” shall be deemed to include, in any event, this Amendment. Each reference to “Guarantee” in any of the Transaction Documents shall be deemed to be a reference to the Guarantee, as amended hereby.
SECTION 5.    Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
SECTION 6.    No Novation, Effect of Agreement. Guarantor, Seller and Buyer have entered into this Amendment solely to amend the terms of the Guarantee and to effect the waiver specified herein and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Guarantor under or in connection with the Guarantee or any of the other documents executed in connection therewith to which the Guarantor or Seller is a party.
SECTION 7.    Consent to Jurisdiction; Waiver of Jury Trial.
(a)    Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment or any Transaction under the Repurchase Agreement and (ii) waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consents to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Guarantee. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 7 shall affect the right of the Buyer to serve legal process in any other manner permitted by law or affect the right of the Buyer to bring any action or proceeding against the Guarantor, Seller or their respective property in the courts of other jurisdictions.
(b)    EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.
SECTION 8.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
BUYER:
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States

By: /s/ Thomas N. Cassino
Name: Thomas N. Cassino
Title: Managing Director

[Signature Page to Amendment No. 2 to Guarantee Agreement]

GUARANTOR:
LUMENT FINANCE TRUST, INC., a Maryland corporation
By: /s/ James A. Briggs
Name: James A. Briggs
Title: Chief Financial Officer

SELLER:
LCMT WAREHOUSE, LLC, a Delaware limited liability company
By: /s/ James A. Briggs
Name: James A. Briggs
Title: Chief Financial Officer

[Signature Page to Amendment No. 2 to Guarantee Agreement]